SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2014 (May 16, 2014)

MercadoLibre, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33647	98-0212790
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Arias 3751, 7th Floor
Buenos Aires, C1430CRG, Argentina
(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: 011-54-11-4640-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)
[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.06    Material Impairments.

In February 2014, the Venezuelan government announced a new foreign exchange system ("SICAD 2") which began operating on March 24, 2014. With the implementation of SICAD 2, there are now three legal mechanisms in Venezuela for exchanging currency.

From January 23, 2014 to the date of this report, MercadoLibre, Inc.(the “Company’) has used the exchange rate published by the Sistema Complementario de Administración de Divisas (“SICAD 1”) as the exchange rate to re-measure its bolivar-denominated monetary assets and liabilities and to re-measure the revenues and expenses of its Venezuelan subsidiaries, since according to regulations in effect in Venezuela, SICAD 1 is the primary foreign exchange system to obtain foreign currencies to settle the types of transactions conducted by the Company in Venezuela and for dividend distributions during this time. As of May 16, 2014, the published SICAD 1 exchange rate was 10.0 bolivares fuertes per U.S. dollar and the published SICAD 2 exchange rate was 49.98 bolivares fuertes per U.S. dollar.

Since implementation of the SICAD 1 system, however, the Company has been unsuccessful in gaining access to U.S. dollars through SICAD 1. As a result of this ongoing lack of access to the SICAD 1 auction system, on May 16, 2014, the Company decided that it will begin using the SICAD 2 mechanism to settle transactions conducted by the Company in Venezuela, and to request, in future period, U.S. dollars for dividend distributions. The SICAD 2 system is an open mechanism that permits any company to request dollars for any purpose. Consequently, the Company is eligible for, and has recently requested U.S. dollars through, the SICAD 2 mechanism. As a result, the Company now expects to settle its transactions through SICAD 2 and has concluded that the SICAD 2 exchange rate should be used to re-measure its bolivar-denominated monetary assets and liabilities and to re-measure the revenues and expenses of its Venezuelan subsidiaries effective as of May 16, 2014. Assuming the use of the current SICAD 2 exchange rate (49.98 bolivares fuertes per U.S. dollar), the Company’s adoption of SICAD 2 will cause a reduction in the foreign exchange used for re-measurement purposes of approximately 80% compared to the SICAD 1 rate used previously.

Considering this change in facts and circumstances and the lower U.S. dollar-equivalent cash flows now expected from its Venezuelan business, the Company is also reviewing its long-lived assets, goodwill and intangible assets with indefinite useful life for impairment, including considering their current expected use in the new context, and estimates that the carrying value of certain real estate investments will not be recoverable. As a result, the Company is estimating a one-time charge of approximately $47.0 million to
$57.0 million to be recorded in the second quarter of 2014.

As a consequence of the Company’s plan to use the SICAD 2 system to obtain U.S. dollars to settle its transactions in Venezuela, the Company also expects to recognize a foreign exchange loss of between
$14.5 million and $21.5 million and a deferred income tax gain of between $6.5 million and $9.5 million derived from the loss on foreign exchange related to the revaluation of it’s U.S. dollar-denominated liabilities during the second quarter of 2014. Outside of ordinary course operating expenses, the Company does not expect to incur any significant cash expenditures in the next several years with respect to its Venezuelan operations as a result of these charges.

Finally, the Company estimates that the impact of the use of the exchange rate resulting from SICAD 2 published auctions will reduce second quarter 2014 revenues for its Venezuelan segment by approximately $12 million to $18 million versus Venezuelan segment revenues for the same period had the change in exchange rate not occurred.

The Company had previously provided in its Form 10-Q for the quarter ended March 31, 2014 specific sensitivity information of its Venezuelan segment reporting for the quarter ended March 31, 2014,

assuming an exchange rate of 50 bolivares fuertes per U.S. dollar applied for the period starting on January 1, 2014 and ended March 31, 2014. See “Item 3― Qualitative and Quantitative Disclosure About Market Risk” in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 (“First Quarter 2014 Form 10-Q”), filed with the U.S. Securities and Exchange Commission (“SEC”) on May 9, 2014

It is not possible to predict how significantly the SICAD 2 exchange rate may fluctuate in future periods.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements made or implied in this report are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “anticipate,” “believe,” “expect,” “intend,” “plan,” “estimate,” “target,” “project,” “should,” “may,” “could,” “will” and similar words and expressions are intended to identify forward-looking statements. Forward-looking statements in this report include, but ~~are~~ not limited to, an expected second quarter 2014 charge related to a change in the foreign exchange used in Venezuela for re-measurement purposes, the expected impact on the revenues of the Company’s Venezuelan segment for the second quarter 2014 and future access to foreign exchange mechanisms in Venezuela. Such forward-looking statements reflect, among other things, our current expectations, plans, projections and strategies, anticipated financial results and economic conditions, and future events and financial trends affecting our business, all of which are subject to known and unknown risks,  uncertainties and other important factors (in addition to those discussed elsewhere in this report) that may cause our actual results to differ materially from those expressed or implied by these forward- looking statements. These risks and uncertainties include, among other things:

●	our expectations regarding the continued growth of our business in Venezuela;
●	government regulation;
●	the strength of the U.S. dollar relative to foreign currencies and foreign currency exchange rates;
●	changes in currency restrictions and in foreign exchange rates;
●	fluctuations in value of the bolivar fuerte;
●	changes in estimates and assumptions underlying our critical accounting policies;
●	the promulgation and adoption of new accounting standards and interpretations, new government regulations and interpretations of existing regulations; and
●	political, social and economic conditions in Venezuela and possible future currency devaluation and other changes to its exchange rate systems.

Many of these risks are beyond the Company’s ability to control or predict. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the Company’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward- looking statements.

These statements are based on currently available information and management’s current assumptions, expectations and projections about future events. The forward looking statements in this report are subject to future events, risks and uncertainties as well as potentially inaccurate assumptions that could cause actual results to differ materially from the Company’s expectations and projections. The material risks and uncertainties (in addition to those referred to above) that could cause actual results to differ materially from the Company’s expectations and projections are described in “Item 1A — Risk Factors” in Part I of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 filed with the SEC on March 3, 2014, as updated by those described in “Item 1A — Risk Factors” in Part II of the Company’s First Quarter 2014 Form 10-Q. The Company notes such information for investors  as permitted by the Private Securities Litigation Reform Act of 1995. Forward-looking statements speak only as of the date they are made, and the Company does not undertake to update these forward-looking statements, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCADOLIBRE, INC.
(Registrant)

Date: May 16, 2014	By: /s/ Pedro Arnt
Pedro Arnt
Executive Vice President and
Chief Financial Officer